UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8443

Legg Mason Partners Variable Portfolios I, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners

Variable Large Cap Growth Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Large Cap Growth Portfolio

Annual Report  •  December 31, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term growth of capital. This objective may be changed without shareholder approval.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i growth expanded 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12-months ended December 31, 2006.

Looking at the market more closely, from an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valuev and Russell

Legg Mason Partners Variable Large Cap Growth Portfolio         I

3000 Growthvi Indexes returning 22.34% and 9.46%, respectively. In terms of market capitalizations, small-cap stocks outperformed their large- and mid-cap counterparts during the year, with the Russell 2000vii , Russell 1000viii and Russell MidCapix Indexes returning 18.37%, 15.46%, and 15.26%, respectively. However, excluding the returns in January, when small-cap stocks soared, large-caps outperformed during the year. Over the last 11 months of 2006, the Russell 1000 Index gained 12.31% versus 8.63% for the Russell 2000 Index. With the economy slowing, investors were drawn to more defensive, large-cap companies.x

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notices

Shareholder approval of a reorganization pursuant to which the Portfolio’s assets will be acquired, and its liabilities assumed by the Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio (the “Acquiring Portfolio”), in exchange for shares of the Acquiring Portfolio has been obtained. It is expected that the Portfolio will be terminated, and shares of the Acquiring Portfolio will be distributed to Portfolio shareholders on or about April 30, 2007.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Portfolio’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

The Portfolio was formerly known as Salomon Brothers Variable Large Cap Growth Fund.

II         Legg Mason Partners Variable Large Cap Growth Portfolio

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2007

Legg Mason Partners Variable Large Cap Growth Portfolio         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]	Russell Investment Group, 1/07.

IV         Legg Mason Partners Variable Large Cap Growth Portfolio

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The broad domestic stock market in general, and the large-cap market in particular, passed through two distinct phases over the 12-month reporting period. The first half of the year was characterized by the same economic challenges that were in place for much of the previous year. The Federal Reserve Board (“Fed”)i continued to raise key short-term interest rates, and oil and energy prices hovered at or near record highs. These factors helped to limit gains made by the stock market, especially for the higher-quality large-cap growth in which the Portfolio seeks to invest.

The second phase coincided with the Fed’s move last June from a tightening bias to a neutral one, and the near simultaneous break in energy prices. The stock market in general, and large-cap growth stocks in particular, saw significantly better performance in the latter half of the period, as these economic headwinds eased and the valuations of many large cap stocks began to gain ground. This resulted in significantly stronger returns for the Portfolio in the second half of the reporting period in comparison to the first.

Performance Update

For the 12 months ended December 31, 2006, Class I shares of the Legg Mason Partners Variable Large Cap Growth Portfolio1 returned 4.22%. These shares underperformed the

Performance Snapshot as of December 31, 2006 (unaudited)

	6 Months	12 Months

Variable Large Cap Growth Portfolio[1] — Class I Shares	11.56%	4.22%

Russell 1000 Growth Index	10.10%	9.07%

Lipper Variable Large-Cap Growth Funds Category Average	8.85%	6.31%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Performance figures reflect reimbursement and/or fee waivers, without which the performance would have been lower.
Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 196 funds for the six-month period and among the 193 funds for the 12-month period in the Portfolio’s Lipper category.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         1

Lipper Variable Large-Cap Growth Funds Category Average,2 which increased 6.31%. The Portfolio’s unmanaged benchmark, the Russell 1000 Growth Indexii returned 9.07% over the same time frame.

Q. What were the most significant factors affecting Portfolio performance?

A. For the annual period, stock selection overall had a significant negative affect on performance relative to the benchmark Russell 1000 Growth Index. Stock selection in the financials and consumer staples sectors had a significant positive impact on relative performance, but was offset by the negative impact of stock selection in the information technology (“IT”), health care, consumer discretionary and industrials sectors. The net effect of sector allocation was slightly negative.

What were the leading contributors to performance?

A. In terms of individual stock holdings, for the annual period, the leading contributors to performance included positions in Akamai Technologies Inc. and Cisco Systems Inc. in the IT sector, Merrill Lynch & Co. Inc. and Morgan Stanley in financials, and Walt Disney Co. in consumer discretionary.

What were the leading detractors from performance?

A. In terms of individual stock holdings, the leading detractors from performance for the period included positions in Yahoo! Inc. and eBay Inc. in the IT sector, Amazon.com Inc. in consumer discretionary, and Genentech Inc. and Amgen Inc., both in health care.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. New positions established during the period included Medtronic Inc. in health care and the Nasdaq Stock Market Inc. in financials. Several positions were eliminated during the period, including holdings in Eli Lilly & Co. in health care, Xilinx Inc., EMC Corp. and Dell Inc., all in IT, Expedia Inc. and Bed Bath & Beyond Inc. in consumer discretionary, as well as General Electric Co. in industrials. At the close of the period, the Portfolio was overweight in the IT, financials, consumer discretionary, consumer staples and health care sectors, and was underweight (with no significant holdings) in the industrials, energy, materials, and telecommunication services or utilities sectors.

[2]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 193 funds in the Portfolio’s Lipper category.

2         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Thank you for your investment in the Legg Mason Partners Variable Large Cap Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets.

Sincerely,

Alan Blake

Portfolio Manager

Clearbridge Advisors, LLC

January 22, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Amazon.com, Inc. (5.7%), Genentech Inc. (5.6%), Amgen Inc. (5.2%), Merrill Lynch & Co., Inc. (4.8%), Berkshire Hathaway Inc., Class A Shares (4.0%), Akamai Technologies Inc. (3.9%), Procter & Gamble Co. (3.7%), Texas Instruments Inc. (3.4%), Motorola Inc. (3.4%) and Time Warner Inc. (3.4%). Please refer to pages 9 and 10 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Information Technology (34.9%), Health Care (21.2%), Consumer Discretionary (18.3%), Financials (14.9%), and Consumer Staples (11.7%). The Portfolio’s composition is subject to change at any time.

RISKS: Investments in securities of foreign issuers, including emerging markets, involve risks beyond those inherent in domestic investments. Foreign investments are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Portfolio’s performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Russell 1000 Growth Index measures the performance of the Russell 1,000 companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class I	11.56%	$1,000.00	$1,115.60	1.00%	$5.33

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waiver and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class I	5.00%	$1,000.00	$1,020.16	1.00%	$5.09

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waiver and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Fund Performance

Average Annual Total Return — Class I Shares(1) (unaudited)
Twelve Months Ended 12/31/06	4.22%

4/30/02* through 12/31/06	5.55

Cumulative Total Return — Class I Shares(1) (unaudited)
4/30/02* through 12/31/06	28.68%

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date.

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of the Legg Mason Partners Variable Large Cap Growth Portfolio vs. Russell 1000 Growth Index† (April 30, 2002 — December 31, 2006)

†	Hypothetical illustration of $10,000 invested in Class I shares at inception on April 30, 2002, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Russell 1000 Growth Index is considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 that have higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 101.0%
CONSUMER DISCRETIONARY — 18.3%
Internet & Catalog Retail — 8.9%
24,220	Amazon.com Inc.*	$955,721
14,200	IAC/InterActiveCorp.*	527,672

	Total Internet & Catalog Retail	1,483,393

Media — 6.3%
25,820	Time Warner Inc.	562,359
14,280	Walt Disney Co.	489,376

	Total Media	1,051,735

Specialty Retail — 3.1%
12,710	Home Depot Inc.	510,434

	TOTAL CONSUMER DISCRETIONARY	3,045,562

CONSUMER STAPLES — 11.7%
Beverages — 5.2%
9,420	Coca-Cola Co.	454,515
6,500	PepsiCo Inc.	406,575

	Total Beverages	861,090

Food Products — 2.8%
8,912	Wm. Wrigley Jr. Co.	460,928

Household Products — 3.7%
9,651	Procter & Gamble Co.	620,270

	TOTAL CONSUMER STAPLES	1,942,288

FINANCIALS — 14.9%
Capital Markets — 7.7%
8,560	Merrill Lynch & Co. Inc.	796,936
6,020	Morgan Stanley	490,208

	Total Capital Markets	1,287,144

Diversified Financial Services — 0.4%
2,200	Nasdaq Stock Market Inc.*	67,738

Insurance — 6.8%
6,530	American International Group Inc.	467,940
6	Berkshire Hathaway Inc., Class A Shares*	659,940

	Total Insurance	1,127,880

	TOTAL FINANCIALS	2,482,762

See Notes to Financial Statements.

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         9

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

HEALTH CARE — 21.2%
Biotechnology — 13.8%
12,570	Amgen Inc.*	$858,657
10,505	Biogen Idec Inc.*	516,741
11,420	Genentech Inc.*	926,504

	Total Biotechnology	2,301,902

Health Care Equipment & Supplies — 2.3%
7,180	Medtronic Inc.	384,202

Pharmaceuticals — 5.1%
6,230	Johnson & Johnson	411,305
16,980	Pfizer Inc.	439,782

	Total Pharmaceuticals	851,087

	TOTAL HEALTH CARE	3,537,191

INFORMATION TECHNOLOGY — 34.9%
Communications Equipment — 10.8%
19,250	Cisco Systems Inc.*	526,103
15,680	Juniper Networks Inc.*	296,979
27,800	Motorola Inc.	571,568
10,500	QUALCOMM Inc.	396,795

	Total Communications Equipment	1,791,445

Internet Software & Services — 9.4%
12,200	Akamai Technologies Inc.*	648,064
15,900	eBay Inc.*	478,113
17,100	Yahoo! Inc.*	436,734

	Total Internet Software & Services	1,562,911

Semiconductors & Semiconductor Equipment — 6.2%
22,990	Intel Corp.	465,548
19,850	Texas Instruments Inc.	571,680

	Total Semiconductors & Semiconductor Equipment	1,037,228

Software — 8.5%
9,900	Electronic Arts Inc.*	498,564
16,190	Microsoft Corp.	483,433
19,000	Red Hat Inc.*	437,000

	Total Software	1,418,997

	TOTAL INFORMATION TECHNOLOGY	5,810,581

	TOTAL INVESTMENTS — 101.0% (Cost — $13,343,682#)	16,818,384
	Liabilities in Excess of Other Assets — (1.0)%	(164,029)

	TOTAL NET ASSETS — 100.0%	$16,654,355

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $13,519,259.

See Notes to Financial Statements.

10         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $13,343,682)	$16,818,384
Dividends receivable	9,027
Receivable from manager	1,165
Receivable for Fund shares sold	20
Prepaid expenses	346

Total Assets	16,828,942

LIABILITIES:
Due to custodian	66,241
Payable for Fund shares repurchased	23,561
Investment management fee payable	7,985
Directors’ fees payable	2,661
Accrued expenses	74,139

Total Liabilities	174,587

Total Net Assets	$16,654,355

NET ASSETS:
Par value (Note 4)	$1,297
Paid-in capital in excess of par value	14,137,177
Accumulated net investment loss	(1,165)
Accumulated net realized loss on investments	(957,656)
Net unrealized appreciation on investments	3,474,702

Total Net Assets	$16,654,355

Class l — Shares Outstanding	1,297,479

Class l — Net Asset Value	$12.84

See Notes to Financial Statements.

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         11

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Dividends	$154,513
Interest	3,328

Total Investment Income	157,841

EXPENSES:
Investment management fee (Note 2)	126,430
Shareholder reports	51,718
Restructuring and reorganization fees (Note 8)	31,156
Audit and tax	23,593
Directors’ fees (Note 8)	13,272
Legal fees	11,369
Insurance	386
Custody fees	270
Registration fees	181
Transfer agent fees	34
Miscellaneous expenses	4,840

Total Expenses	263,249
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(62,749)

Net Expenses	200,500

Net Investment Loss	(42,659)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment transactions	(210,650)
Change in Net Unrealized Appreciation/Depreciation From Investments	889,299

Net Gain on Investments	678,649

Increase in Net Assets From Operations	$635,990

See Notes to Financial Statements.

12         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment loss	$(42,659)	$(18,301)
Net realized loss	(210,650)	(515,457)
Change in net unrealized appreciation/depreciation	889,299	1,373,386

Increase in Net Assets From Operations	635,990	839,628

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	—	(2,752)

Decrease in Net Assets From Distributions to Shareholders	—	(2,752)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	1,984,880	4,068,752
Reinvestment of distributions	—	2,752
Cost of shares repurchased	(3,607,243)	(3,324,584)

Increase (Decrease) in Net Assets From Fund Share Transactions	(1,622,363)	746,920

Increase (Decrease) in Net Assets	(986,373)	1,583,796
NET ASSETS:
Beginning of year	17,640,728	16,056,932

End of year*	$16,654,355	$17,640,728

*Includes accumulated net investment loss of:	$(1,165)	—

See Notes to Financial Statements.

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         13

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2006		2005		2004	2003(1)		2002(1)(2)
Net Asset Value, Beginning of Year	$12.32		$11.71		$11.67	$8.08		$10.00

Income (Loss) From Operations:
Net investment income (loss)	(0.00	)(3)	(0.00	)(3)	0.02	(0.01)		0.01
Net realized and unrealized gain (loss)	0.52		0.61		0.04	3.60		(1.93)

Total Income (Loss) From Operations	0.52		0.61		0.06	3.59		(1.92)

Less Distributions From:
Net investment income	—		(0.00	)(3)	(0.02)	(0.00	)(3)	—

Total Distributions	—		(0.00	)(3)	(0.02)	(0.00	)(3)	—

Net Asset Value, End of Year	$12.84		$12.32		$11.71	$11.67		$8.08

Total Return(4)	4.22%		5.23%		0.51%	44.47%		(19.20)%

Net Assets, End of Year (000s)	$16,654		$17,641		$16,057	$6,159		$955

Ratios to Average Net Assets:
Gross expenses	1.56	%†	1.47%		1.57%	4.73%		10.76	%(5)
Net expenses(6)(7)	1.19	†	1.00		1.00	1.00		1.00	(5)
Net investment income (loss)	(0.25)		(0.11)		0.28	(0.13)		0.12	(5)

Portfolio Turnover Rate	13%		21%		8%	33%		8%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period April 30, 2002 (commencement of operations) to December 31, 2002.

(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class I shares will not exceed 1.00%.

(7)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.37% and 1.00%, respectively. (Note 8).

See Notes to Financial Statements.

14         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Large Cap Growth Portfolio (formerly known as Salomon Brothers Variable Large Cap Growth Fund) (the “Fund”), is a separate diversified investment fund of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         15

Notes to Financial Statements (continued)

(e) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Paid-in Capital
(a)	$41,494	$(41,494)

(a)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

16         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

During the year ended December 31, 2006, the Fund had a voluntary expense limitation in place of 1.00% of it’s average daily net assets.

During the year ended December 31, 2006, SBAM and LMPFA waived a portion of their investment management fee in the amount of $61,584. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses amounting to $1,165.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,179,519

Sales	3,570,425

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,752,062
Gross unrealized depreciation	(452,937)

Net unrealized appreciation	$3,299,125

4.	Capital Shares

At December 31, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Capital stock transactions in Class I shares were as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Shares sold	164,466	353,196
Share issued on reinvestment	—	231
Shares repurchased	(298,724)	(292,348)

Net Increase (Decrease)	(134,258)	61,079

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares. As of December 31, 2006, the Fund had not issued any Class II shares.

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         17

Notes to Financial Statements (continued)

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions Paid From:
Ordinary Income	—	$2,752

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(782,079)
Other book/tax temporary differences(a)	(1,165)
Unrealized appreciation/(depreciation)(b)	3,299,125

Total accumulated earnings/(losses) — net	$2,515,881

*	As of December 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2010	$(5,882)
12/31/2011	(21,173)
12/31/2012	(79,775)
12/31/2013	(374,179)
12/31/2014	(301,070)

$(782,079)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Due to the proposed reorganization described in Note 8, the expiration dates of these loss carryforwards will move up by one year.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset manage -

18         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

ment and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         19

Notes to Financial Statements (continued)

SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.	Special Shareholder Meeting and Reorganization

Shareholder approval of a merger and reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by Legg Masons Partners Variable Portfolios III, Inc. — Legg Mason Partners Variable Large Cap Growth Portfolio (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund was obtained at the December 2006 Shareholder Meetings. It is expected that the Fund will be terminated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about April 30, 2007. Under the reorganization, Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders will recognize no gain or loss for Federal income tax purposes.

Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

20         Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Variable Portfolios I, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Large Cap Growth Portfolio (formerly Salomon Brothers Variable Large Cap Growth Fund), a series of Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Funds Inc), as of December 31, 2006, and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2004 and for the period April 30, 2002 (commencement of operations) to December 31, 2002 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Large Cap Growth Portfolio as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2007

Legg Mason Partners Variable Large Cap Growth Portfolio 2006 Annual Report         21

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Variable Large Cap Growth Portfolio (formerly known as Salomon Brothers Variable Large Cap Growth Fund) (the “Fund”) are managed under the direction of the Board of Directors of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (the “Company”). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	35	None

Daniel P. Cronin c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	32	None

Leslie H. Gelb c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow; The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	32	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); formerly Group Vice President, Mergers & Acquisitions, BP Amoco p.l.c.	42	Director, Associated Banc-Corp.

22         Legg Mason Partners Variable Large Cap Growth Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Dr. Riordan Roett c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	32	None

Jeswald W. Salacuse c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law; formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	32	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Legg Mason Partners Variable Large Cap Growth Portfolio         23

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, LMPFA and certain affiliates (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

24         Legg Mason Partners Variable Large Cap Growth Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA or certain of its affiliates.

Legg Mason Partners Variable Large Cap Growth Portfolio         25

Additional Shareholder Information (unaudited)

Results of Special Meetings of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld as well as the number of abstentions as to the following proposals: (1) elect Board Members, and (2) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Paul R Ades	64,709,967.850	1,305,841.081	0.000
Andrew L. Breech	64,737,763.514	1,278,045.417	0.000
Dwight B. Crane	64,720,339.063	1,295,469.868	0.000
Robert M. Frayn, Jr.	64,679,716.228	1,336,092.703	0.000
Frank G. Hubbard	64,725,950.417	1,289,858.514	0.000
Howard J. Johnson	64,658,954.128	1,356,854.803	0.000
David E. Maryatt	64,756,817.922	1,258,991.009	0.000
Jerome H. Miller	64,635,304.483	1,380,504.448	0.000
Ken Miller	64,745,957.175	1,269,851.756	0.000
John J. Murphy	64,676,372.337	1,339,436.594	0.000
Thomas F. Schlafly	64,739,023.148	1,276,785.783	0.000
Jerry A. Viscione	64,708,330.698	1,307,478.233	0.000
R. Jay Gerken, CFA	64,589,947.400	1,425,861.531	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Revise Fundamental Investment Policies.

Items Voted On	Votes For	Votes Against	Abstentions
Borrowing Money	1,230,653.883	24,953.534	50,998.358
Underwriting	1,235,195.114	14,773.491	56,637.170
Lending	1,233,746.433	11,877.988	60,981.354
Issuing Senior Securities	1,234,749.882	11,877.988	59,977.905
Real Estate	1,224,163.611	21,460.810	60,981.354
Commodities	1,224,163.611	22,464.259	59,977.905
Concentration	1,233,746.433	12,881.437	59,977.905
Diversification	1,225,167.060	21,460.810	59,977.905
Investment in Other Investment Companies	1,224,163.611	11,877.988	70,564.176

26         Legg Mason Partners Variable Large Cap Growth Portfolio

Additional Shareholder Information (unaudited) (continued)

On December 20, 2006, a Special Meeting of Shareholders was held to approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Fund, in exchange for shares of the corresponding Legg Mason Partners Variable Large Cap Growth Portfolio, a series of Legg Mason Partners Variable Portfolios III, Inc. (the “Acquiring Fund”) to be distributed to the shareholders of the Fund and (ii) the subsequent termination of the Fund. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the matter voted on at the Special Meeting of Shareholders.

Agreement and Plan of Reorganization

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Agreement and Plan of Reorganization	1,140,892.900	52,636.091	159,734.999	0.000

Legg Mason Partners Variable Large Cap Growth Portfolio         27

Legg Mason Partners

Variable Large Cap Growth Portfolio

DIRECTORS Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Dr. Riordan Roett Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC, Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Large Cap Growth Portfolio and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD04120	SR07-277

Legg Mason Partners

Variable Large Cap Growth Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios I, Inc, a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,500 in 2005 performed by PwC and $153,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $26,285 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Portfolio I, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $26,183 in 2005 performed by PwC and $44,435 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Portfolio I, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Legg Mason Partners Variable Portfolio I, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Portfolio I, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios I, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007